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Promissory Note
NHancement Technologies Inc.
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                                                                    EXHIBIT 10.2


                                 PROMISSORY NOTE



$ 375,000              ISSUED AS OF THE 15TH DAY OF JUNE, 1998
--------------                          ----
                                                            FREMONT, CALIFORNIA



         FOR VALUE RECEIVED, NHANCEMENT TECHNOLOGIES INC., A DELAWARE CORPORATION ("DEBTOR"), hereby promises to pay (in lawful money of the United States of America) to the order of THE ENDEAVOUR CAPITAL FUND S.A. ("LENDER"), at such other place as Lender or a future holder hereof (Lender or such other holder being sometimes referenced herein as "HOLDER") may from time to time designate in writing, the principal sum of Three Hundred Seventy-Five Thousand Dollars ($375,000) together with interest on the unpaid principal balance hereof, all as specified below. All payments made hereon shall be applied first to the payment of all unpaid accrued interest (at the rates specified herein) to the date of payment and the balance, if any, (after deduction of any other charges due from Debtor) shall be applied to the payment of principal. Interest shall thereupon cease on the principal so credited. All interest accruing at the annual percentage rates specified herein shall be calculated on the basis of a Three Hundred Sixty-Five (365) day year and actual days elapsed and any such accrued interest which is not paid when due shall be added to unpaid principal and shall thereafter bear interest in the same manner as the unpaid principal balance hereof. Additionally, notwithstanding any provision of this Note, it is the intent and agreement of the Lender in the event any interest specified herein is found to violate any applicable law or regulation, that this Note shall be construed or deemed amended so that the interest is reduced to the extent necessary to comply with such applicable law or regulation.


                     1. PAYMENTS OF PRINCIPAL AND INTEREST.

         1.1 PAYMENTS. During the term hereof, the principal amount hereof, from time to time outstanding, shall bear interest at the rate of Ten percent (10%) per annum (the "STANDARD RATE"). Principal and all interest shall be all due and payable on earlier of the closing of the First Additional Tranche as defined in that certain Securities Purchase Agreement dated April 13, 1998, as amended between Debtor and Lender (the "AGREEMENT") or ninety (90) days from the issue date hereof ("MATURITY DATE"), and shall include any of the following that apply: (1) all accrued interest at the Standard Rate which has not been paid when due, (2) all principal remaining unpaid and (3) any unpaid late charges and other amounts chargeable against Debtor pursuant to the terms hereof (as defined below).

         1.2 PREPAYMENT. With the prior consent of Lender, the indebtedness hereunder may be prepaid in whole or in part at any time, without penalty or premium and in principal amounts of $5,000 or more (together with interest on the principal amount being prepaid).

         1.3 SET OFF. In the event that the Lender becomes obligated under the Agreement to purchase the First Additional Tranche, Lender shall set off the principal amount due Lender hereunder in satisfaction of the purchase price for such First Additional Tranche and, in such event, Debtor shall pay Lender all accrued interest due on such principal amount through the date of set off. Upon such setoff, the principal amount hereof shall be deemed paid off by Debtor.


                              2. EVENTS OF DEFAULT.

         The occurrence of the failure to cure any default in payment of principal or interest due pursuant to the terms hereof within five (5) days after Holder gives notice of such default shall be deemed to be an event of default ("EVENT OF DEFAULT").


                        3. ACCELERATION AND LATE CHARGE.

         3.1 ACCELERATION. Upon the occurrence of Event of Default, the entire payoff balance then applicable (an amount equal to the sum of unpaid principal, accrued and unpaid interest at the annual rates specified herein) shall become immediately due and payable.



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Promissory Note
NHancement Technologies Inc.
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         3.2 LATE CHARGES. In the event any installment of principal or interest shall become overdue for a period in excess of five (5) calendar days after the due date, the Holder may, at its option, charge a "late charge" of five cents for each dollar so overdue. In connection therewith, Debtor, by its issuance of this Note, and Lender, by its acceptance of this Note, agree as follows: (1) such late payment will cause Holder to incur administrative costs, collection costs, loss of interest, and other direct and indirect costs in uncertain amounts, (2) it would be impractical or extremely difficult to fix the exact amount of such costs in such event, (3) the late charge is a reasonable estimate of such costs and is fair compensation to Holder for its anticipated losses and additional risks resulting from such late payment, and (4) without limiting its rights to recover such installment and to exercise all other rights under this Note, Lender agrees to accept such late charge in lieu of its right to recover its actual damages resulting from such late payment. The payment by Debtor of any such late charges shall not affect the right of the Holder hereof to collect all payments of principal and interest when and as the same become due hereunder.


                          4. MISCELLANEOUS PROVISIONS.

         4.1 ATTORNEYS' FEES. Should suit be brought to enforce, interpret or collect any part of this Note, the Holder shall be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees and other costs of enforcement and collection.

         4.2 JURISDICTION. THIS NOTE SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS TO BE WHOLLY PERFORMED IN SUCH STATE AND WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF REGARDING THE CONFLICT OF LAWS. EACH OF THE PARTIES CONSENTS TO THE JURISDICTION OF THE FEDERAL COURTS WHOSE DISTRICTS ENCOMPASS ANY PART OF THE CITY OF NEW YORK OR THE STATE COURTS OF THE STATE OF NEW YORK SITTING IN THE CITY OF NEW YORK IN CONNECTION WITH ANY DISPUTE ARISING UNDER THIS NOTE AND HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION BASED ON FORUM NON CONVENIENS, TO THE BRINGING OF ANY SUCH PROCEEDING IN SUCH JURISDICTIONS.

         4.3 WAIVER OF TRIAL BY JURY. LENDER AND DEBTOR HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS ARISING OUT OF THIS NOTE OR ANY OTHER DEBT INSTRUMENT OR THE CONDUCT OF THE RELATIONSHIP BETWEEN LENDER AND DEBTOR.

         4.4 OBLIGATION UNCONDITIONAL. No provision of this Note shall alter, impair or render conditional the payment obligations of Debtor, which are absolute and unconditional, to pay the principal and interest on this Note at the place and at the respective times herein prescribed. Debtor shall in all events remain absolutely and unconditionally liable for the payment and performance of all its obligations under the Note to fully satisfy all amounts due Holder pursuant to the Note in the case of Event of Default by Debtor.

         4.5 DEBTOR'S WAIVERS. Except as expressly provided to the contrary herein, Debtor (and all guarantors, endorsers and other parties now or hereafter becoming liable for the payment of this Note) hereby waives diligence, presentment, protest, demand of payment, notice of protest, dishonor and nonpayment, and waives the legal effect of Holder's failure to give all notices not expressly provided for herein. Debtor expressly agrees that, without in any way affecting the liability of Debtor hereunder, the Holder may extend the Maturity Date or the time for payment of any amount due hereunder, accept additional security, release any party liable hereunder, and release any security now or hereafter securing this Note. Debtor further waives, to the full extent permitted by law, the right to plead any and all statutes of limitation as a defense to any demand on this Note, or on any agreement now or hereafter securing this Note.

         4.6 LOSS OR DESTRUCTION. Upon receipt of evidence reasonably satisfactory to Debtor of the loss or mutilation of this Note, Debtor will execute and deliver, in substitution hereof, a replacement note.

         4.7 SEVERANCE. Every provision of this Note is intended to be severable. In the event any term or provision hereof is declared to be illegal or invalid for any reason by a court of competent jurisdiction, such illegality or invalidity shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable. Lender and Debtor further agree to replace any such void or unenforceable provision of this Note with valid and enforceable provisions which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.






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Promissory Note
NHancement Technologies Inc.
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         4.8 WAIVERS AND DELAYS BY HOLDER TO BE STRICTLY LIMITED. Any waiver, express or implied, of any breach or default hereunder shall not be considered a waiver of any subsequent or different breach or default. No delay or omission on the part of Holder in exercising any right under this Note shall operate as a waiver of such right or of any other right of the Holder hereunder.

         4.9 MODIFICATION. No provision of this Note may be waived, modified or discharged other than by an express writing signed by the party against whom enforcement of such waiver, modification or discharge is sought.

                                            DEBTOR:

                                            NHANCEMENT TECHNOLOGIES INC.



                                            By:        /s/ Esmond T. Goei
                                               --------------------------------
                                                  Esmond T. Goei
                                                  Chief Executive Officer